Supplement to the
Fidelity® Variable Insurance Products
Initial Class
April 24, 2001
Prospectus

The following information replaces the biographical information for James Catudal found in the "Fund Management" section on page 13.

Jeffrey Feingold is manager of VIP Financial Services, which he has managed since October 2001. He also manages other Fidelity funds. Since joining Fidelity in 1997, Mr. Feingold has worked as a research analyst and manager.

The following information replaces the biographical information for Chris Zepf found in the "Fund Management" section on page 13.

Telis Bertsekas is manager of VIP Technology, which he has managed since January 2002. He also manages other Fidelity funds. Since joining Fidelity in 1997, Mr. Bertsekas has worked as a research analyst and manager.

The following information replaces the biographical information for Tim Cohen found in the "Fund Management" section on page 13.

Shep Perkins is manager of VIP Telecommunications and Utilities Growth, which he has managed since February 2002. He also manages other Fidelity funds. Since joining Fidelity Investments in 1997, Mr. Perkins has worked as a research analyst and portfolio manager.

VIPFCI-02-02 February 13, 2002
1.765122.103

Supplement to the
Fidelity® Variable Insurance Products Initial Class Telecommunications & Utilities Growth Portfolio
April 24, 2001
Prospectus

The following information replaces the biographical information for Tim Cohen found in the "Fund Management" section on page 7.

Shep Perkins is manager of VIP Telecommunications and Utilities Growth, which he has managed since February 2002. He also manages other Fidelity funds. Since joining Fidelity Investments in 1997, Mr. Perkins has worked as a research analyst and portfolio manager.

VUTI-02-01 February 13, 2002
1.769648.100